GUARANTY AGREEMENT

         This GUARANTY AGREEMENT (this "Guaranty") is made and entered into as of June 30, 1997 by GreenMan Technologies, Inc., a Delaware corporation (the "Guarantor"), in favor of Browning-Ferris Industries of Minnesota, Inc., a Minnesota corporation ("BFIM"), and Browning-Ferris Industries of Georgia, Inc., a Georgia corporation ("BFIG").

                                    RECITALS

         A. Pursuant to a Purchase and Sale Agreement dated as of June 30, 1997 (the "Purchase Agreement") by and among Guarantor, GreenMan Acquisition Corp., a Delaware corporation ("GAC"), Browning-Ferris Industries, Inc. ("BFI"), BFIM and BFIG (collectively, BFI, BFIM and BFIG are referred to herein as the "Sellers"), GAC has acquired all the issued and outstanding capital stock of BFI Tire Recyclers of Minnesota, Inc., a Minnesota corporation ("BTM"), and BFI Tire Recyclers of Georgia, Inc., a Georgia corporation ("BTG").

         B. Pursuant to the Purchase Agreement and in partial payment for the stock of BTM and BTG, GAC has delivered to BFIM and BFIG the Note (as defined in the Purchase Agreement) and is to deliver the Final Working Capital Note (as defined in the Purchase Agreement and, together with the Note, the "Notes").

         C. The Guarantor is the owner of all the issued and outstanding capital stock of GAC.

         D. It is a condition precedent to the obligation of Sellers to enter into the Purchase Agreement that the Guarantor execute and deliver this Guaranty.

         E. The Guarantor hereby acknowledges that in view of its equity interest in GAC, the financial accommodations from BFIM and BFIG to GAC contemplated by the Notes will inure to the benefit of the Guarantor.

         NOW THEREFORE, in consideration of the foregoing premises and in order to induce the Sellers to enter into the Purchase Agreement, the Guarantor hereby agrees as follows:

         1. Guaranty. The Guarantor unconditionally guarantees the full and prompt payment and performance when due of all of GAC's payment obligations under the Notes (the "Guaranteed Obligations"). In the event that GAC defaults in the payment or performance when due, of any of the Guaranteed Obligations, the Guarantor will pay, on demand, the full amount of such Guaranteed Obligations in immediately available funds at the place provided in the Notes. The Guarantor further agrees to pay all reasonable costs and expenses including, without limitation, all court costs and reasonable attorneys' fees and expenses, paid or incurred by BFI in endeavoring to collect all or any part of the Guaranteed Obligations from, or in prosecuting any action against, the Guarantor or any other guarantor of all or any part of the Guaranteed Obligations. This Guaranty is a guarantee of payment and performance and not a guarantee of collection.

         2. Guaranty Absolute. The Guarantor hereby agrees that, except as hereinafter provided, its obligations under this Guaranty shall be unconditional, irrespective of (a) the validity or enforceability of the Guaranteed Obligations or of any promissory note or other



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document  evidencing all or any part of the Guaranteed  Obligations,  including, without limitation, the Notes, (b) the absence of any attempt to collect the Guaranteed Obligations from GAC or any other guarantor or other action to enforce the same, (c) the waiver or consent by BFIM or BFIG with respect to any provision of any instrument evidencing the Guaranteed Obligations, or any part thereof, any other guaranty of the Guaranteed Obligations, or any other agreement now or hereafter executed by or on behalf of GAC and delivered to BFIM or BFIG, (d) any surrender, release or exchange of any security or collateral for the Guaranteed Obligations, (e) failure by BFIM or BFIG to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Guaranteed Obligations, or (g) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor or of GAC.

         3. Waiver. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of GAC, protest or notice with respect to the Guaranteed Obligations and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete performance of the obligations contained herein. Upon default by GAC in the payment and performance of the Guaranteed Obligations, BFIM or BFIG may proceed directly and at once, without notice, and notwithstanding any stay, enjoinment or other prevention of acceleration or collection of the Guaranteed Obligations as against GAC or any other party, against the Guarantor to collect and recover the full amount or any portion of Guaranteed Obligations without first proceeding against GAC or any other person, firm, guarantor or corporation, or against any security or collateral for the Guaranteed Obligations. BFIM and BFIG shall have the exclusive right to determine the application of payments and credits, if any, from the Guarantor, GAC or from any other person, firm or corporation, on account of the Guaranteed Obligations or of any other liability of the Guarantor to BFIM and BFIG.

         4. Amendments, Extensions, Modifications, Partial Payments, Releases, Etc. BFIM and BFIG are hereby authorized, without notice, consent or demand and without affecting the liability of the Guarantor hereunder, to, from time to time, (a) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Guaranteed Obligations, or otherwise modify, amend or change the terms of any promissory note (including the Notes) or other agreement, document or instrument now or hereafter executed by GAC or any other guarantor of the Guaranteed Obligations and delivered to BFIM and BFIG; (b) accept partial payments on the Guaranteed Obligations; (c) take and hold security or collateral for the payment of the Guaranteed Obligations guaranteed hereby, or for the payment of this Guaranty, or for the payment of any other guaranties of the Guaranteed Obligations or other liabilities of GAC, and exchange, enforce, waive and release any such security or collateral; (d) apply such security or collateral and direct the order or manner of sale thereof as in its discretion it may determine; and (e) settle, release, compromise, collect or otherwise liquidate any or all of the Guaranteed Obligations, any other guarantor of the Guaranteed Obligations and any security or collateral therefor in any manner, in each case without affecting or impairing the obligations of the Guarantor hereunder.

         5. No Guaranteed Obligation to Marshal Assets; Reversal of Payments. The Guarantor consents and agrees that BFIM and BFIG shall be under no obligation to marshal any

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



assets in favor of the Guarantor or against or in payment of any or all of the Guaranteed Obligations. The Guarantor further agrees that, to the extent that GAC makes a payment or payments to BFIM and BFIG receive any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to GAC, its estate, trustee, receiver or any other party, including, without limitation, the Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Guaranteed Obligations or part thereof which have been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

         6. Subrogation; Subordination. The Guarantor hereby waives all rights of subrogation to the claims of BFIM and BFIG against GAC and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from GAC or any other person with respect to the Guaranteed Obligations

         7. Waivers by BFIM and BFIG. No delay on the part of BFIM and BFIG in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by BFIM and BFIG of any right or remedy shall preclude any further exercise thereof; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon BFIM and BFIG, except as expressly set forth in a writing duly signed and delivered on BFIM and BFIG's behalf by an authorized officer or agent of BFIM and BFIG. BFIM and BFIG's failure at any time or times hereafter to require strict performance by GAC or the Guarantor of the Guaranteed Obligations or any of the provisions, warranties, terms and conditions contained in any promissory note (including, without limitation, the Notes), security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed by GAC or the Guarantor and delivered to BFIM and BFIG shall not waive, affect or diminish any right of BFIM and BFIG at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of BFIM and BFIG, or its respective agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of BFIM and BFIG and directed to GAC specifying such waiver. No waiver by BFIM and BFIG of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by BFIM and BFIG permitted hereunder shall in any way affect or impair BFIM and BFIG's rights or the obligations of the Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by GAC to BFIM and BFIG shall be conclusive and binding on the Guarantor irrespective of whether the Guarantor was a party to the suit or action in which such determination was made.

         8. Continuing Guaranty. The Guarantor agrees that this Guaranty shall continue in full force and effect and may not be terminated or otherwise revoked until the Guaranteed Obligations have been fully paid and discharged and all financing arrangements between GAC and BFIM and BFIG have been terminated.

         9. Successors and Assigns. This Guaranty shall be binding upon the Guarantor and upon its successors and assigns and shall inure to the benefit of BFIM's and BFIG's successors and assigns; all references herein to GAC and to the Guarantor shall be deemed to include their respective successors and assigns. GAC's and the Guarantor's successors and assigns shall include, without limitation, any receiver, trustee or debtor-in-possession of or for GAC or the Guarantor, as the case may be.

         10. Governing Law. This Guaranty shall be interpreted and the rights and liabilities of the guarantor and the lender determined in accordance with the internal laws (as opposed to the conflict of law provisions) of The Commonwealth of Massachusetts.

         11. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         12.  Section  Headings.  The section  headings in this Guaranty are for
convenience   of  reference   only,   and  shall  not  affect  in  any  way  the
interpretation of any of the provisions of this Guaranty.

         13. Execution in Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantor as of the date first above written.

                                            GREENMAN TECHNOLOGIES, INC.



                                            By: /s/ Maurice E. Needham
                                                Title:  Chief Executive Officer
Acknowledged and agreed to,
this 30th day of June, 1997.

BROWNING-FERRIS INDUSTRIES OF               BROWNING-FERRIS INDUSTRIES OF
MINNESOTA, INC.                             GEORGIA, INC.



By: /s/ Gerald K.  Burger                   By: /s/ Gerald K.  Burger
    Title:  Vice President                      Title:  Vice President



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